Filed pursuant to Securities Act Rule 497(a)
File No. 002-76969
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“There is a tide in the affairs of men, which,
taken at the flood, leads on to fortune.’’
William Shakespeare

Has Reopened to New Investors.

The Merger Fund® invests in companies involved in publicly announced mergers, takeovers and other corporate reorganizations. To learn more about the Fund, please call (800) 343-8959 to obtain a prospectus. The prospectus contains important information regarding the Fund’s investment objectives, risks, charges and expenses. Please read it carefully before investing. The Fund’s share price and return will vary, and investors may have a gain or loss when they redeem their shares.

January 23, 2006

For Immediate Release

The Merger Fund®, the mutual fund that since 1989 has invested in companies involved in publicly announced mergers, takeovers and other corporate reorganizations, announced today that it is reopening to new investors, effective January 25, 2006. The Fund has been closed to new investors since March of 2004.

Commenting on the decision to reopen, Frederick W. Green, President and co-portfolio manager of The Merger Fund®, said, “We have always managed the Fund in the best interests of its shareholders. That has meant closing the Fund when large inflows or a shortage of attractive arbitrage opportunities have threatened our unique risk-reward profile. Now, however, the environment for merger arbitrage appears to be taking a turn for the better. Deal-making is expected to continue to strengthen in the year ahead, and arbitrage spreads have become more favorable, even for ‘plain-vanilla’ transactions. Another positive for our investment approach is the increasing frequency of strategic overbids, in which corporate buyers aggressively target companies that have already agreed to be acquired by other firms. Competitive bidding situations can result in ‘windfall’ profits for arbitrageurs, helping to offset losses incurred when deals are terminated or renegotiated.”

Commenting further, Mr. Green said, “We have also been sensitive to the issue of liquidity, never allowing the Fund’s assets to grow to a level that makes it difficult to profitably execute our investment strategy. We are not close to that point now. On the contrary, we have substantial excess capacity. Thanks to fee breakpoints, any material increase in the Fund’s assets will lead to slightly lower management fees for our existing shareholders.”

The Merger Fund® reserves the right to close again to new investors at any time.

Contact: Frederick W. Green
(914) 741-5600

100 Summit Lake Drive • Valhalla • New York 10595 • (914) 741-5600 • Fax (914) 741-5737

The Merger Fund®

Performance Since inception*

Year	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Year
1989		+1.0	+2.9	+0.7	+0.6	+1.3	+2.2	+2.3	-4.9	-4.2	+0.2	+4.5	+6.8
1990	-5.8	+1.6	+3.4	+0.6	+2.6	+0.5	-2.1	-0.5	-7.6	+3.1	+4.9	+1.1	+1.1
1991	+0.5	+0.3	+2.9	+2.8	+0.6	+1.6	+1.9	+0.6	+0.2	+0.8	+2.5	+1.2	+16.8
1992	+1.7	0.0	+0.6	-0.1	-0.6	-0.6	+3.1	+1.1	+0.8	+0.8	-3.4	+2.0	+5.3
1993	+2.1	+0.7	-0.5	+1.3	+1.3	+2.8	+2.0	+1.1	+0.7	+1.5	+1.1	+2.4	+17.7
1994	+1.2	-0.4	+0.2	+1.1	+0.7	+0.9	+1.0	+1.7	+0.6	-0.4	-0.7	+1.2	+7.1
1995	+1.9	+1.2	+0.7	-0.7	+0.7	+1.7	+1.9	+1.3	+1.6	+0.3	+1.6	+1.1	+14.2
1996	+1.1	+1.5	+1.2	+0.7	+1.2	+0.5	-0.7	+1.3	+0.9	0.0	+1.5	+0.8	+10.0
1997	+0.6	0.0	+0.5	-0.1	+2.5	+1.5	+0.9	+1.8	+0.8	+0.5	+1.5	+0.7	+11.7
1998	-0.7	+1.6	+0.1	+1.6	-0.1	+2.0	-0.1	-5.2	-0.8	+2.4	+2.5	+2.2	+5.4
1999	+0.6	+1.8	+1.2	+1.6	+1.5	+2.7	+1.5	+0.5	+1.1	+1.1	+2.8	-0.1	+17.4
2000	+1.5	+1.8	+1.6	+1.6	+0.9	+1.7	+1.4	+1.8	+1.6	+0.9	+1.5	0.0	+17.6
2001	+1.6	+0.8	-1.3	+1.1	+1.6	-1.5	+1.9	+0.8	-3.4	+1.5	-0.8	-0.2	+2.0
2002	+0.4	-1.9	+0.8	-1.4	+0.8	-5.3	-5.2	+2.8	+0.1	+0.7	+2.6	+0.2	-5.7
2003	+0.5	-0.1	-0.1	+1.6	+1.6	+1.8	+1.1	+0.8	+0.7	+0.9	+0.8	+1.0	+11.0
2004	+1.1	+0.1	+0.5	-0.5	+0.3	-0.7	-1.9	+0.6	-0.1	+0.3	+1.2	+1.9	+2.7
2005	-0.5	+0.1	-0.1	-0.5	+1.3	+0.1	+1.4	+0.5	0.0	-3.1	+0.8	+0.9	+0.8

* Performance is net of all fees and expenses.

The performance figures discussed herein represent past performance and do not guarantee future results. The Fund's share price and return will vary, and investors may have a gain or loss upon redemption of their shares. Current performance may be lower or higher than the performance data discussed herein. The most recent month-end performance data may be obtained by calling 800-343-8959.